Exhibit 10.1
SEVENTH ADDENDUM
THIS SEVENTH ADDENDUM (“Seventh Addendum”), dated the 31st day of July, 2006, revises and supplements the Transportation Agreement between the United States Postal Service (“USPS” or “the Postal Service”) and Federal Express Corporation (“FedEx”).
BACKGROUND FACTS
On January 10, 2001, USPS and FedEx entered into the Transportation Agreement (“Agreement”) which states that FedEx will provide for the transportation of certain USPS Products.
On December 13, 2001, USPS and FedEx entered into the Addendum to the Agreement (“Addendum”) due to the USPS’ immediate need for the transportation of its Product over and above the Minimum Guaranteed Volumes listed in the Agreement.
On April 3, 2002 and April 26, 2002, USPS and FedEx entered into the First Amendment to the Addendum and the Second Amendment to the Addendum, respectively.
On August 29, 2002 and December 4, 2002, USPS and FedEx entered into the Second Addendum to the Agreement (“Second Addendum”) and the First Amendment to the Second Addendum, respectively which addressed the obligations of both parties through June 1, 2003.
On January 30, 2003, USPS and FedEx entered into the Third Addendum to the Agreement (“Third Addendum”) which addressed the obligations of both parties through May 30, 2004.
On June 4, 2003, USPS and FedEx entered into the First Amendment to the Third Addendum.
On November 21, 2003 and December 8, 2003, USPS and FedEx entered into the Second Amendment to the Third Addendum and the Third Amendment to the Third Addendum, respectively.
On March 16, 2004, USPS and FedEx entered into the Fourth Addendum.
On November 22, 2004, USPS and FedEx entered into the Fifth Addendum.
On June 9, 2006, USPS and FedEx entered into the Sixth Addendum.
The parties now desire to extend the Interim Period subject to the following terms:

AGREEMENT
1.	Definitions
For the purposes of this Seventh Addendum, capitalized terms used as defined terms and not otherwise defined in this Seventh Addendum shall have the meanings outlined in the Agreement. The following additional terms shall have the following meaning:
“Billable Weekday Volume” means the greater of the actual Mid-week Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Mid-Week Volume Commitment for the Schedule Period.
“Billable Weekend Volume” means the greater of the actual Weekend Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Weekend Volume Commitment for the Schedule Period.
“Daily Mid-week Volume Commitment” means the daily volume committed for transport during the Day Turn Operations on Tuesday through Friday of a week for a Schedule Period.
“Daily Weekend Volume Commitment” means the volume committed for transport during the Day Turn Operations on Saturday and Sunday of a week for a Schedule Period.
“Interim Period” means the period of time commencing on August 1, 2006 and terminating September 24, 2006.
“Night-Turn Mid-week Volume Commitment” means the daily volume committed for transport during the Night-Turn Operations on Monday through Friday of a week for a Schedule Period.
“Non-Widely Observed Holiday” means Columbus Day, Veteran’s Day, President’s Day and Martin Luther King Day.
“Offshore Locations” means [ * ].
“Operating Day” means any day other than a Monday or a FedEx Holiday for the Day-Turn Operations.
“Revised Schedule Period Request Forecast” means the volume forecasting document which USPS will provide to FedEx after the Schedule Period Request Forecast. USPS will provide the Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date.
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Trucking Location” means a location specified on Exhibit A, attached.
“Weekend Volume” means volume transported during the Day Turn Operations on Saturday and Sunday of a week.
2.	Volume
(a) During the Interim Period, the Committed Volume and the Committed Volume Schedule will be as set forth in the following table:
[ * ]
(b) During the Interim Period, USPS will tender and FedEx must transport between [ * ] and [ * ] of the Committed Volume for each applicable Schedule Block listed in the chart above.
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.	Schedule Period Request Forecast
Section 3.3.0 of Exhibit A of the Agreement is hereby modified for the Interim Period as follows: For any Schedule Period in which the USPS Schedule Period Request Forecast is greater than [ * ] the USPS shall deliver to FedEx a Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date. [ * ] If USPS does not make the Revised Schedule Period Request Forecast available by the required deadline, the Schedule Period Request Forecast shall be used.
4.	Non-Fuel Transport
During the Interim Period, FedEx will invoice USPS for the non-fuel transport portion of the Day System pricing at the rates provided below:
[ * ]
5.	No Non-Widely Observed Holiday
During the Interim Period, the parties agree that for those months in which there is no Non-Widely Observed Holiday (i.e. June, 2006 and July, 2006), the monthly billed volume will be computed on the following basis:
[ * ]
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.	Bypass Container Handling Charge
During the Interim Period, FedEx and the USPS agree that notwithstanding the provisions of Exhibit B, paragraph A(3) of the Agreement, USPS shall be invoiced a handling charge of [ * ] for packages unloaded from By-pass ULDs which are destined to a Trucking Location. FedEx and USPS agree to the following methodology to simplify invoicing:
FedEx will invoice USPS on the daily invoice at the contractual rate for all Handling Units, including packages unloaded from a By-Pass ULD destined for a Trucking Location. FedEx will then calculate a credit at the end of each Schedule Period. [ * ]
7.	Density
The provisions of Exhibit B, paragraph A, subparagraphs 1 and 2 of the Agreement will be revised for the Interim Period to eliminate the cubic footage conversion factor of [ * ]
8.	7-day By-Pass Matrix Review
Section 3.6.0 of Exhibit A, Operating Specifications, is hereby modified for the Interim Period as follows:
[ * ]
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.	Saturday Volume
Attachment 1 of the Agreement is hereby modified for the remaining Term of the Interim Period, as follows:
USPS agrees that if the Daily Weekend Volume Commitment it tenders to FedEx consists of equal amounts of volume for the Saturday and Sunday, FedEx may tender not less than [ * ] of the Saturday volume on Saturday and not less than [ * ] of the Saturday volume by noon Sunday (local time at the destination market) to USPS with the remainder not later than the Sunday tender times set forth in Attachment 1 to the Agreement. However, the parties agree that if USPS desires a Daily Weekend Volume Commitment which consists of a higher volume on Saturday than on Sunday, USPS may do so by indicating its intent when it submits the Revised Schedule Period Request Forecast which is required to be submitted no later than [ * ] calendar days prior to each Schedule Block Implementation Date. In such event, FedEx will only be required to tender not less than [ * ] of the aggregate Weekend Volume Commitment on Saturday and not less than [ * ] of the aggregate Weekend Volume Commitment by noon Sunday. The parties shall cooperate in good faith to identify those USPS locations where the distribution pattern described in this paragraph will minimize inefficiencies in each organization.
10.	Prior Agreements to be Extended
(a)	Preliminary Network Flow
Notwithstanding the provisions of Section 3.6.0 of the Operating Specifications, during the Interim Period, the parties agree that FedEx will not be required to furnish USPS with the Preliminary Network Flow document.
(b)	Service for Offshore Locations
During the Interim Period, the Market Service Commitment Time provided for in Attachments 1 and 2 to Exhibit A for volume to or from the Offshore Locations will be adjusted [ * ]. If USPS requests FedEx to accept for transport an amount in excess of the maximum volumes for the Offshore Locations but FedEx is unable to transport the excess volume to such destination by such adjusted Market Service Commitment Time, FedEx shall tender such excess volume to the gateway for the destination not later than the adjusted Market Service Commitment Time. The gateway locations for the following destinations are: [ * ]
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.	Full Force and Effect
Except as amended by this Seventh Addendum, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all other respects.
12.	Provision Conflict
If any provision of this Seventh Addendum conflicts with any provision of the Agreement, the provision of the Agreement shall govern, unless otherwise provided for in the Addendum.

The parties have signed this Seventh Addendum in duplicate, one for each of the parties, as of July 31, 2006.

THE UNITED STATES POSTAL SERVICE

By:	/s/ LESLIE A. GRIFFITH

Printed Name: Leslie A. Griffith
Printed Title: Manager, Air Transportation

FEDERAL EXPRESS CORPORATION

By:	/s/ PAUL J. HERRON

Printed Name: Paul J. Herron
Printed Title: VP, Postal Transportation

Exhibit A
to the
Seventh Addendum
The Trucking Locations are as follows:
[ * ]
The list of Trucking Locations may be amended during the Interim Period by mutual agreement may be amended during the Interim Period by mutual agreement of the parties.
*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.